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                                                                    EXHIBIT 10.8


                              ECLIPSYS CORPORATION

                            1998 STOCK INCENTIVE PLAN


1.       Purpose

         The purpose of this 1998 Stock Incentive Plan (the "Plan") of Eclipsys Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Eclipsys Corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.       Eligibility

         All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Any person who has been granted an Award under the Plan shall be deemed a "Participant".

3.       Administration, Delegation

         (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

         (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the


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power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

         (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). If and when the common stock, $0.01 par value per share, of the Company (the "Common Stock") is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act." All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in
Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.       Stock Available for Awards

         (a) Number of Shares. Subject to adjustment under Section 4(b), Awards may be made under the Plan for up to an aggregate number of shares of Common Stock equal to (i) 6,500,000 less (ii) the sum of (X) the number of shares as to which options are then outstanding under the Company's 1998 Employee Stock Purchase Plan (the "Purchase Plan") and the number of shares previously sold under the Purchase Plan and (Y) the number of shares as to which options are then outstanding under the Company's 1996 Stock Plan (the "1996 Plan") and the number of shares previously issued upon the exercise of options granted under the 1996 Plan and the number of shares of restricted or unrestricted stock granted under the 1996 Plan then outstanding. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

         (b) Adjustment to Common Stock. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the number and class of security and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to each outstanding Restricted



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Stock Award, and (iv) the terms of each other outstanding stock-based Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this
Section 4(b) applies and Section 8(e)(1) also applies to any event, Section 8(e)(1) shall be applicable to such event, and this Section 4(b) shall not be applicable.

5.       Stock Options

         (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

         (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

         (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

         (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement. No Option will be granted for a term in excess of 10 years.

         (e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

         (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

             (1)  in cash or by check, payable to the order of the Company;

             (2) except as the Board may otherwise provide in an Option Agreement, delivery of an irrevocable and unconditional undertaking by a

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creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          (3) to the extent permitted by the Board and explicitly provided in an Option Agreement (i) by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery, (ii) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (iii) by payment of such other lawful consideration as the Board may determine; or

          (4)  any combination of the above permitted forms of payment.

6.       Restricted Stock

         (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, "Restricted Stock Award").

         (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.       Other Stock-Based Awards

         The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

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8.       General Provisions Applicable to Awards

         (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

         (b) Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

         (c) Board Discretion. Except as otherwise provided by the Plan, each type of Award may be made alone or in addition or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

         (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

         (e)      Acquisition Events Acquisition and Change in Control Events

                  (1)      Definitions

                           a.       An "Acquisition Event" shall mean:

                                    (i)     any merger or consolidation of the
                                            Company with or into another entity
                                            as a result of which the Common
                                            Stock is converted into or exchanged
                                            for the right to receive cash,
                                            securities or other property; or

                                    (ii)    any exchange of shares of the
                                            Company for cash, securities or
                                            other property pursuant to a
                                            statutory share exchange
                                            transaction.

                           b.       A "Change in Control Event" shall mean:

                                    (i)      the acquisition by an individual,
                                             entity or group (within the meaning
                                             of Section 13(d)(3) or 14(d)(2) of

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                                            the Securities Exchange Act of 1934,
                                            as amended (the "Exchange Act")) (a
                                            "Person") of beneficial ownership
                                            of any capital stock of the Company
                                            if, after such acquisition, such
                                            Person beneficially owns (within
                                            the meaning of Rule 13d-3
                                            promulgated under the Exchange Act)
                                            30% or more of either (x) the
                                            then-outstanding shares of common
                                            stock of the Company (the
                                            "Outstanding Company Common Stock")
                                            or (y) the combined voting power of
                                            the then-outstanding securities of
                                            the Company entitled to vote
                                            generally in the election of
                                            directors (the "Outstanding Company
                                            Voting Securities"); provided,
                                            however, that for purposes of this
                                            subsection (i), the following
                                            acquisitions shall not constitute a
                                            Change in Control Event: (A) any
                                            acquisition directly from the
                                            Company (excluding an acquisition
                                            pursuant to the exercise,
                                            conversion or exchange of any
                                            security exercisable for,
                                            convertible into or exchangeable
                                            for common stock or voting
                                            securities of the Company, unless
                                            the Person exercising, converting
                                            or exchanging such security
                                            acquired such security directly
                                            from the Company or an underwriter
                                            or agent of the Company), (B) any
                                            acquisition by any employee benefit
                                            plan (or related trust) sponsored
                                            or maintained by the Company or any
                                            corporation controlled by the
                                            Company, (C) any acquisition by any
                                            corporation pursuant to a Business
                                            Combination (as defined below)
                                            which complies with clauses (x) and
                                            (y) of subsection (iii) of this
                                            definition or (D) any acquisition
                                            by General Atlantic Partners 28,
                                            L.P., General Atlantic Partners 38,
                                            L.P., General Atlantic Partners 47,
                                            L.P., GAP Coinvestment Partners,
                                            L.P. and any other entities
                                            controlled by or under common
                                            control with any of the foregoing
                                            entities, within the meaning of the
                                            Exchange Act; or
                                    (ii)    such time as the Continuing
                                            Directors (as defined below) do not
                                            constitute a majority of the Board
                                            (or, if applicable, the Board of
                                            Directors of a successor
                                            corporation to the Company), where
                                            the term "Continuing Director"
                                            means at any date a member of the
                                            Board (x) who was a member of the
                                            Board on the date of the initial
                                            adoption of this Plan by the Board
                                            or (y) who was nominated or elected
                                            subsequent to such date by at least
                                            a majority of the directors who

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                                             were Continuing Directors at the
                                             time of such nomination or election
                                             or whose election to the Board was
                                             recommended or endorsed by at least
                                             a majority of the directors who
                                             were Continuing Directors at the
                                             time of such nomination or
                                             election; provided, however, that
                                             there shall be excluded from this
                                             clause (y) any individual whose
                                             initial assumption of office
                                             occurred as a result of an actual
                                             or threatened election contest with
                                             respect to the election or removal
                                             of directors or other actual or
                                             threatened solicitation of proxies
                                             or consents, by or on behalf of a
                                             person other than the Board; or

                                    (iii)    the consummation of a merger,
                                             consolidation, reorganization or
                                             statutory share exchange involving
                                             the Company or a sale or other
                                             disposition of all or substantially
                                             all of the assets of the Company (a
                                             "Business Combination"), unless,
                                             immediately following such Business
                                             Combination, each of the following
                                             two conditions is satisfied: (x)
                                             all or substantially all of the
                                             individuals and entities who were
                                             the beneficial owners of the
                                             Outstanding Company Common Stock
                                             and Outstanding Company Voting
                                             Securities immediately prior to
                                             such Business Combination
                                             beneficially own, directly or
                                             indirectly, more than 50% of the
                                             then-outstanding shares of common
                                             stock and the combined voting power
                                             of the then-outstanding securities
                                             entitled to vote generally in the
                                             election of directors,
                                             respectively, of the resulting or
                                             acquiring corporation in such
                                             Business Combination (which shall
                                             include, without limitation, a
                                             corporation which as a result of
                                             such transaction owns the Company
                                             or substantially all of the
                                             Company's assets either directly or
                                             through one or more subsidiaries)
                                             (such resulting or acquiring
                                             corporation is referred to herein
                                             as the "Acquiring Corporation") in
                                             substantially the same proportions
                                             as their ownership of the
                                             Outstanding Company Common Stock
                                             and Outstanding Company Voting
                                             Securities, respectively,
                                             immediately prior to such Business
                                             Combination and (y) no Person
                                             (excluding the Acquiring
                                             Corporation, any Exempt Person or
                                             any employee benefit plan (or
                                             related trust) maintained or
                                             sponsored by the Company or by the

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                                             Acquiring Corporation) beneficially
                                             owns, directly or indirectly, 30%
                                             or more of the then-outstanding
                                             shares of common stock of the
                                             Acquiring Corporation, or of the
                                             combined voting power of the
                                             then-outstanding securities of such
                                             corporation entitled to vote
                                             generally in the election of
                                             directors (except to the extent
                                             that such ownership existed prior
                                             to the Business Combination).

                  (2)      Effect on Options

                           a. Acquisition Event. Upon the occurrence of an Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that (i) any options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code and (ii) if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Acquisition Event.

                                             Notwithstanding the foregoing, if
                                    the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall (x) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event, and/or (y) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition


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                           Event (the "Acquisition Price"), provide that all
                           outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                  b. Change in Control Event that is not an Acquisition Event. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then-outstanding shall automatically become immediately exercisable in full.

         (3)      Effect on Restricted Stock Awards

                  a. Acquisition Event that is not a Change in Control Event. Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                  b. Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then-outstanding shall automatically be deemed terminated or satisfied.

         (4)      Effect on Other Awards

                  a. Acquisition Event that is not a Change in Control Event. The Board shall specify the effect of an Acquisition Event that is


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                           not a Change in Control Event on any other Award
                           granted under the Plan at the time of the grant of such Award.

                  b. Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any other Award or any other agreement between a Participant and the Company, all other Awards shall become exercisable, realizable or vested in full, or shall be free of all conditions or restrictions, as applicable to each such Award.

         (f) Assumption of Options Upon Certain Events. The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

         (g) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants to satisfy such tax obligations in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

         (h) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

         (i) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any


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applicable stock exchange or stock market rules and regulations, and (iii) the
Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

         (j) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.       Miscellaneous

         (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

         (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares.

         (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

         (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

         (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                        Adopted by the Board of Directors
                                        on April 8, 1998

                                        Approved by the Stockholders
                                        on _____ ___, 1998